UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 8, 2010

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level , 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
____________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	515-281-1000
Not Applicable
_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This current report on Form 8-K/A amends the Bank's current report on Form 8-K filed on November 12, 2010 (the “Initial Form 8-K”). Information provided under Item 5.02 of the Initial Form 8-K provided the results of the Bank's 2010 Director Election, and incorrectly stated that incumbent director Gerald Eid had been elected to fill a directorship with a one-year term commencing January 1, 2011. This report amends the information originally furnished under Item 5.02 of the Initial Form 8-K to note that incumbent director David Frauenshuh had been elected to fill a directorship with the shortened one-year term, and that Mr. Eid had been elected to fill a directorship carrying a four-year term. The information furnished under Item 5.02, as revised, appears in its entirety below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2010, the Bank's board of directors (the “Board”) declared certain individuals elected in the Bank's 2010 election of directors (the “2010 Director Election”) with each term to commence January 1, 2011. The Board is comprised of member directors and independent directors who are elected by the Bank's members, as discussed under Item 10-Directors, Executive Officers, and Corporate Governance of the Bank's 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2010 (the “2009 Annual Report”).

After reviewing the results of the 2010 Director Election, the Board declared the following individuals elected as member directors:

Michael J. Finley, president of Janesville State Bank in Janesville, Minnesota. Mr. Finley, an incumbent director, was re-elected to fill a member directorship designated for the State of Minnesota for a four-year term ending December 31, 2014. Mr. Finley has served on the Board since January 1, 2005, and currently serves on the following Bank committees: Risk Management (vice chair); Mission, Member & Housing; and Business Operations & Technology.

Joseph C. Stewart III, chief executive officer of Bank Star in Pacific, Missouri. Mr. Stewart, an incumbent director, was re-elected to fill a member directorship designated for the State of Missouri for a three-year term ending December 31, 2013. Mr. Stewart has served on the Board since January 1, 2008, and currently serves on the following Bank committees: Risk Management; Finance & Planning; and Human Resources & Compensation.

Eric A. Hardmeyer, president and chief executive officer of Bank of North Dakota in Bismarck, North Dakota. Mr. Hardmeyer, an incumbent director, was re-elected to fill a member directorship designated for the State of North Dakota for a four-year term ending December 31, 2014. Mr. Hardmeyer has served on the Board since January 1, 2008, and currently serves on the following Bank committees: Executive & Governance; Audit (chair); Mission, Member & Housing; and Business Operations & Technology.

With respect to the election of Mr. Hardmeyer, the Bank issued a Current Report on Form 8-K on September 24, 2010 (after the nomination period closed) announcing that Mr. Hardmeyer had been “deemed” elected, as provided in applicable regulations of the Federal Housing Finance Agency (the “Finance Agency”).

In addition, after reviewing the results of the 2010 Director Election, the Board declared the following individuals elected as independent directors:

Johnny A. Danos, Director of Strategic Development, LWBJ Financial, LLC in West Des Moines, Iowa. Mr. Danos, an incumbent director, was elected to fill an independent directorship for a four-year term ending December 31, 2014. Mr. Danos has served on the Board since May 14, 2007, and currently serves on the following Bank committees: Executive & Governance; Audit; Mission, Member & Housing (chair); and Human Resources & Compensation.

David R. Frauenshuh, chief executive officer and owner, Frauenshuh, Inc. in Minneapolis, Minnesota. Mr. Frauenshuh, an incumbent director, was elected to fill an independent directorship for a one-year term ending December 31, 2011. Mr. Frauenshuh has served on the Board since January 23, 2004, and currently serves on the following Bank committees: Audit (vice chair); Finance & Planning; and Business Operations & Technology.

Gerald D. Eid, chief executive officer, Eid-Co. Buildings, Inc. in Fargo, North Dakota. Mr. Eid, an incumbent director, was elected to fill an independent public interest directorship for a four-year term ending December 31, 2014. Mr. Eid has served on the Board since January 23, 2004, and currently serves on the following Bank committees: Audit; Mission, Member & Housing; and Human Resources & Compensation.

Although directors are typically elected to four-year terms, Messrs. Stewart and Frauenshuh were each elected to a shorter term in order to stagger the terms of the Bank's directors more evenly.

The 2011 Board committees on which the above individuals will be named to serve have not yet been determined as of the date of this filing.

The 2010 Director Election took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act ("Bank Act") and the related Finance Agency regulations. For a description of the Bank's director election process, see Item 10-Directors, Executive Officers, and Corporate Governance of the Bank's 2009 Annual Report.

Pursuant to the Bank Act and Finance Agency regulations, the Bank's member directors serve as officers or directors of a member of the Bank. The Bank is a cooperative and conducts business primarily with its members, who are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Bank Act and Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short-term and long-term investments, enters into derivative transactions, and provides certain cash management and other services; in each case, with members, housing associates, or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank's business and are subject to the same Bank policies as transactions with the Bank's members, housing associates, and third parties generally. For further information, see Item 13-Certain Relationships and Related Transactions, and Director Independence of the Bank's 2009 Annual Report.

The Bank expects to compensate the elected directors in accordance with the Bank's Director Fee Policy for 2011, a policy that has not yet been adopted. Directors are also entitled to participate in the Bank's non-qualified, unfunded deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of the amount of compensation. Directors are also eligible to be reimbursed for reasonable travel, subsistence and other related expenses incurred in connection with service as a Bank director.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

November 24, 2010	By:	/s/ Michael L. Wilson

Name: Michael L. Wilson
Title: Executive Vice President and Chief Business Officer